UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2013 (April 1, 2013)

PERICOM SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-27026	77-0254621
(Commission File Number)	(I.R.S. employer identification No.)

3545 North First Street

San Jose, California 95134

(Address of Principal Executive Office, Including Zip Code)

(408) 435-0800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2013, Pericom Semiconductor Corporation (the “Company”) issued a press release announcing that Mr. John C. East had been appointed by the Company’s Board of Directors to serve as a director of the Company, commencing as of that date.

The press release issued on April 1, 2013 by the Company is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release, dated as of April 1, 2013, announcing the appointment of Mr. John East to the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION
(Registrant)

Date: April 2, 2013	By:	/s/ Aaron Tachibana

Aaron Tachibana
Chief Financial Officer